Exhibit 10.2
FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (herein called this “Amendment”) dated as of June 1, 2006, by and among Devon Energy Corporation, a Delaware corporation (the “US Borrower”), Northstar Energy Corporation, a Nova Scotia unlimited liability company, and Devon Canada Corporation, a Nova Scotia unlimited liability company (the “Canadian Borrowers” and, together with the US Borrower, the “Borrowers”), Bank of America, N.A., individually and as administrative agent (the “Administrative Agent”), and the Lenders party to this Amendment.
W I T N E S S E T H:
     WHEREAS, the Borrowers, Administrative Agent and Lenders entered into that certain Amended and Restated Credit Agreement effective as of April 7, 2006 (the “Original Agreement”), for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to Borrowers as therein provided; and
     WHEREAS, pursuant to Section 4.09 of the Original Agreement, the US Borrower has requested that the Aggregate Commitments under the Original Agreement be increased by $500,000,000 to $2,500,000,000; and
     WHEREAS, the US Borrower has further requested that the Original Agreement be amended to permit subsequent increases in the Aggregate Commitments in an amount not to exceed $500,000,000; and
     WHEREAS, Borrowers, Administrative Agent and Lenders party to this Amendment desire to amend the Original Agreement as set forth herein;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrowers, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:
ARTICLE I.
DEFINITIONS AND REFERENCES
     § 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     § 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this section.
     “Aggregate Commitments Increase” means the increase in the Aggregate Commitments from $US2,000,000,000 to $2,500,000,000 pursuant to Section 4.09 of the Original Agreement on the Effective Date.
     “Amendment” means this First Amendment to Credit Agreement.
     “Credit Agreement” means the Original Agreement as amended hereby.
ARTICLE II.
     § 2.1 Defined Terms. The following definitions set forth in Section 1.01 of the Original Agreement are hereby amended in their entirety to read as follows:
     “‘Aggregate US Commitments’ means the Aggregate Commitments minus the Aggregate Canadian Commitments.”
     “‘US Letter of Credit Sublimit’ means an amount equal to the Aggregate US Commitments. The US Letter of Credit Sublimit is part of, and not in addition to, the Aggregate US Commitments.”
     § 2.2. Increase in Commitments. Sections 4.09 (a) and (b) are hereby amended in their entirety to read as follows:
     “(a) The US Borrower shall have the right (in consultation with the Administrative Agent), without the consent of any of the Lenders, to cause from time to time an increase in the Aggregate Commitments by adding to this Agreement one or more additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent and its counsel or by allowing one or more Lenders to increase their respective Commitments, provided, however, (i) no Default shall exist, (ii) no such increase shall result in the Aggregate Commitments exceeding US$3,000,000,000, (iii) no such increase shall be in an amount less than US$50,000,000, and (iv) no Lender’s Commitment shall be increased without such Lender’s consent.
     (b) If the Aggregate Commitments are increased in accordance with this Section, the Administrative Agent and the US Borrower shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase. The Administrative Agent shall promptly notify the US Borrower and the Lenders of the final allocation of such increase and the Increase Effective Date. As a condition precedent to such increase, the US Borrower shall deliver to the Administrative Agent a certificate of the US Borrower, if the Aggregate US Commitments are being increased, and/or the

Canadian Borrowers, if the Aggregate Canadian Commitments are being increased, and each Guarantor dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions (or governing board minutes) adopted by such Loan Party authorizing such increase, and (ii) in the case of each certificate from a Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article VII and the other Loan Documents made by it are true and correct in all material respects on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (B) no Default exists. The US Borrower shall prepay any US Committed Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 5.05) to the extent necessary to keep the outstanding US Committed Loans ratable with any revised Pro Rata Shares arising from any nonratable increase in the US Commitments under this Section. Each Canadian Borrower shall prepay any Canadian Committed Loans owing by it and outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 5.05) to the extent necessary to keep the outstanding Canadian Committed Loans ratable with any revised Pro Rata Shares arising from any nonratable increase in the Canadian Commitments under this Section.”
     § 2.3. Schedule 2.01. Schedule 2.01 attached hereto immediately prior to the signature pages (“Schedule 2.01”) is a part of this Amendment for all purposes. Section 2.01 to the Original Agreement is hereby deleted and Schedule 2.01 attached hereto is substituted therefore.
ARTICLE III.
INCREASES IN COMMITMENTS
     § 3.1. Increases in Commitments. Each Lender hereby increases its Commitment by the amount set forth opposite such Lender’s name on Schedule 2.01 under the heading “Commitment Increase” which results in (i) a US Commitment of such Lender equal to the amount set forth opposite such Lender’s name on Schedule 2.01 under the heading “US Commitment” and (ii) a total Commitment of such Lender and its Canadian Affiliate, if any, equal to the amount set forth opposite such Lender’s name on Schedule 2.01 under the heading “Total Commitment”.
ARTICLE IV.
CONDITIONS OF EFFECTIVENESS
     § 4.1. Documents to be Delivered.
     (a) This Amendment shall become effective as of the date set forth above (the “Effective Date”) when Administrative Agent shall have received all of the following, at Administrative Agent’s office which date shall be deemed the “Increase Effective Date”:

     (i) This Amendment duly executed and delivered by the Borrowers, Administrative Agent, Required Lenders and each US Lender.
     (ii) The Consent and Agreement attached hereto duly executed and delivered by Devon Financing ULC.
     (iii) A Certificate of the US Borrower and Devon Financing ULC of even date herewith signed by a Responsible Officer of such Loan Party (i) certifying and attaching resolutions (or governing board minutes) adopted by such Loan Party authorizing the increase in Aggregate US Commitments evidenced by this Amendment and (ii) in the case of the US Borrower, certifying that before and after giving effect to this Amendment and the Aggregate Commitments Increase, (A) the representations and warranties contained in Article VII of the Original Agreement and the other Loan Documents made by it are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (B) no Default exists.
     (b) The US Borrower shall have paid to Administrative Agent a fee for the Aggregate Commitments Increase equal to 2.0 basis points of the Aggregate Commitments Increase for the account of the US Lenders, to be allocated in accordance with their Pro Rata Shares.
     (c) All commitment, facility, agency, legal and other fees that are due on or before the date hereof and are required to be paid or reimbursed to any Lender pursuant to any Loan Documents or any commitment agreement heretofore entered into shall have been paid.
ARTICLE V.
REPRESENTATIONS AND WARRANTIES
     § 5.1. Representations and Warranties of Borrowers. In order to induce each Lender to enter into this Amendment, each Canadian Borrower represents and warrants to each Lender with respect to the following matters applicable to it and its Subsidiaries that, and the US Borrower represents and warrants to each Lender with respect to all of the following matters that:
     (a) The representations and warranties contained in Article VII of the Original Agreement and the other Loan Documents made by it are true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date.
     (b) Each Borrower is duly authorized to execute and deliver this Amendment and is duly authorized to borrow monies and to perform its obligations under the Original Agreement. Each Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of such Borrower hereunder.

     (c) The execution and delivery by each Borrower of this Amendment, the performance by such Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not (i) conflict with any provision of (A) any Law, (B) the Organizational Documents of such Borrower, or (C) any agreement, judgment, license, order or permit applicable to or binding upon such Borrower unless such conflict would not reasonably be expected to have a Material Adverse Effect, or (ii) result in the acceleration of any Indebtedness of Borrowers which would reasonably be expected to have a Material Adverse Effect, or (iii) result in or require the creation of any Lien upon any assets or properties of such Borrower which would reasonably be expected to have a Material Adverse Effect, except as expressly contemplated or permitted in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any Governmental Authority or third party is required in connection with the execution, delivery or performance by such Borrower of this Amendment or to consummate any transactions contemplated by this Amendment, unless failure to obtain such consent would not reasonably be expected to have a Material Adverse Effect.
     (d) When duly executed and delivered, each of this Amendment and the Original Agreement (as amended by this Amendment) will be a legal and binding obligation of each Borrower, enforceable in accordance with its terms, except as limited by Debtor Relief Laws.
     (e) No event has occurred since the date of the most recent audited financial statements of the US Borrower delivered pursuant to Section 8.02(a) of the Original Agreement that has had, or could reasonably be expected to have, a Material Adverse Effect
     (f) No Default exists on the Effective Date.
ARTICLE VI.
MISCELLANEOUS
     § 6.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Original Agreement or any other Loan Document nor constitute a waiver of any provision of the Original Agreement or any other Loan Document.
     § 6.2. Survival of Agreements. All representations, warranties, covenants and agreements of Borrowers herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Loan Party hereunder or under the Original Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, such Borrower under this Amendment and under the Original Agreement.
     § 6.3. Loan Documents. This Amendment is a Loan Document, and all provisions in the Original Agreement pertaining to Loan Documents apply hereto.
     § 6.4. Governing Law. This amendment shall be governed by, and construed in accordance with, the law of the state of New York; provided that the administrative agent and each lender shall retain all rights arising under federal law.
     § 6.5. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.
     § 6.5. Ratification of Canadian Guaranty of Devon Energy Corporation. Devon Energy Corporation, a Delaware corporation, hereby (i) ratifies and confirms the Canadian Guaranty effective as of April 7, 2006 made by it for the benefit of Administrative Agent and Canadian Lenders, (ii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (iii) agrees that such Canadian Guaranty shall remain in full force and effect.
     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.
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SCHEDULE 2.01

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

DEVON ENERGY CORPORATION,
as the US Borrower

By:	/s/ Jeffrey A. Agosta
Name:	Jeffrey A. Agosta
Title:	Vice President — Corporate Finance and Treasurer

NORTHSTAR ENERGY CORPORATION,
as a Canadian Borrower

By:	/s/ Jeffrey A. Agosta
Name:	Jeffrey A. Agosta
Title:	Vice President – Treasurer

DEVON CANADA CORPORATION,
as a Canadian Borrower

By:	/s/ Jeffrey A. Agosta
Name:	Jeffrey A. Agosta
Title:	Vice President — Treasurer

CONSENT AND AGREEMENT
     Devon Financing Corporation, U.L.C., a Nova Scotia unlimited company, hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Guaranty effective as of April 7, 2006 (the “DFC Guaranty”) made by it for the benefit of Administrative Agent and Lenders, (iii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (iv) agrees that the DFC Guaranty shall remain in full force and effect.

DEVON FINANCING CORPORATION,
U.L.C.

By:	/s/ Jeffrey A. Agosta
Name:	Jeffrey A. Agosta
Title:	Vice President — Treasurer

BANK OF AMERICA, N.A., as Administrative
Agent

By:	/s/ Renita M. Cummings
Name:	Renita M. Cummings
Title:	Assistant Vice President

BANK OF AMERICA, N.A., by its Canada
branch, as Administrative Agent

By:	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender, a US
L/C Issuer, and a US Swing Line Lender

By:	/s/ Zewditu Menelik
Name:	Zewditu Menelik
Title:	Vice President

BANK OF AMERICA, N.A., by its Canada
branch, as a Canadian Lender, a Canadian L/C
Issuer, and a Canadian Swing Line Lender

By:	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Assistant Vice President

JPMORGAN CHASE BANK, N.A., as a Lender
and a US L/C Issuer

By:	/s/ Robert Traband
Name:	Robert Traband
Title:	Vice President

JPMORGAN CHASE BANK, N.A., Toronto
Branch, as a Canadian Lender

By:	/s/ Drew McDonald
Name:	Drew McDonald
Title:	Vice President

ABN AMRO BANK N.V., as a Lender

By:	/s/ J. A. Conn
Name:	J. A. Conn
Title:	Managing Director

By:	/s/ Joshua Wolf
Name:	Joshua Wolf
Title:	Vice President

ABN AMRO BANK N.V., as a Canadian Lender

By:	/s/ J. A. Conn
Name:	J. A. Conn
Title:	Managing Director

By:	/s/ Joshua Wolf
Name:	Joshua Wolf
Title:	Vice President

HARRIS NESBITT FINANCING, INC., as a
Lender

By:	/s/ Mary Lou Allen
Name:	Mary Lou Allen
Title:	Vice President

BANK OF MONTREAL, as a Canadian Lender

By:	/s/ Mary Lou Allen
Name:	Mary Lou Allen
Title:	Vice President

BARCLAYS BANK PLC, as a Lender

By:	/s/ Alison McGuigan
Name:	Alison McGuigan
Title:	Associate Director

BAYERISCHE LANDESBANK, CAYMAN
ISLANDS BRANCH, as a Lender

By:	/s/ Stephen Christenson
Name:	Stephen Christenson
Title:	First Vice President

By:	/s/ Donna M. Quilty
Name:	Donna M. Quilty
Title:	Vice President

BNP PARIBAS, as a Lender

By:	/s/ Betsy Jocher
Name:	Betsy Jocher
Title:	Director

By:	/s/ Robert Long
Name:	Robert Long
Title:	Vice President

BNP PARIBAS (CANADA), as a Canadian
Lender

By:	/s/ Allan Fordyce
Name:	Allan Fordyce
Title:	Director

By:	/s/ Don Lee
Name:	Don Lee
Title:	Managing Director

CITICORP USA, INC., as a Lender

By:	/s/ Todd Mogil
Name:	Todd Mogil
Title:	Vice President

CITIBANK N.A., CANADIAN BRANCH, as a
Canadian Lender

By:	/s/ Niyousha Zarinpour
Name:	Niyousha Zarinpour
Title:	Authorised Signer

CREDIT SUISSE, Cayman Islands Branch, as a
Lender

By:	/s/ Paul L. Colon
Name:	Paul L. Colon
Title:	Director

By:	/s/ Shaheen Malik
Name:	Shaheen Malik
Title:	Associate

CREDIT SUISSE TORONTO BRANCH, as a
Canadian Lender

By:	/s/ Alain Daoust
Name:	Alain Daoust
Title:	Director

By:	/s/ Bruce Wetherly
Name:	Bruce Wetherly
Title:	Director

DEUTSCHE BANK AG NEW YORK
BRANCH, as a Lender

By:	/s/ Marcus Tarkington
Name:	Marcus Tarkington
Title:	Director

By:	/s/ Rainer Meier
Name:	Rainer Meier
Title:	Vice President

DEUTSCHE BANK AG CANADA BRANCH, as
a Canadian Lender

By:	/s/ Robert Johnston
Name:	Robert Johnston
Title:	Vice President

By:	/s/ Rod O’Hara
Name:	Rod O’Hara
Title:	Director

DnB NOR Bank ASA, as a Lender

By:	/s/ Philip F. Kurpiewski
Name:	Philip F. Kurpiewski
Title:	Senior Vice President

By:	/s/ Thomas Tangen
Name:	Thomas Tangen
Title:	Vice President

MERRILL LYNCH BANK USA, as a Lender

By:	/s/ Louis Alder
Name:	Louis Alder
Title:	Director

MORGAN STANLEY BANK, as a Lender

By:	/s/ Daniel Twenge
Name:	Daniel Twenge
Title:	Vice President

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Linda M. Stephens
Name:	Linda M. Stephens
Title:	Authorized Signatory

ROYAL BANK OF CANADA, as a Canadian
Lender

By:	/s/ Debra Giles
Name:	Debra Giles
Title:	Authorized Signatory

SOCIETE GENERALE, as a Lender

By:	/s/ Josh Rogers
Name:	Josh Rogers
Title:	Vice President

SOCIETE GENERALE (CANADA BRANCH),
as a Canadian Lender

By:	/s/ David Baldoni
Name:	David Baldoni
Title:	Managing Director

By:	/s/ Paul Primavesi
Name:	Paul Primavesi
Title:	Vice President

THE BANK OF NEW YORK, as a Lender

By:	/s/ Raymond J. Palmer
Name:	Raymond J. Palmer
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., as a Lender

By:	/s/ Kelten Glasscock
Name:	Kelten Glasscock
Title:	Vice President and Manager

By:	/s/ Jay Fort
Name:	Jay Fort
Title:	Vice President

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

UBS AG CANADA BRANCH, as a Canadian Lender

By:	//s/ Amy Fung
Name:	Amy Fung
Title:	Director

By:	/s/ Stephen Gerry
Name:	Stephen Gerry
Title:	Director

UMB BANK, n.a., as a Lender

By:	/s/ Mary Lynn Wolf
Name:	Mary Lynn Wolf
Title:	Vice President

WACHOVIA BANK, NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Paul Pritchett
Name:	Paul Pritchett
Title:	Vice President

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Dustin S. Hansen

Name:	Dustin S. Hansen
Title:	Vice President

WILLIAMS STREET COMMITMENT
CORPORATION, (Recourse only to assets of
William Street Commitment Corporation),
as a Lender

By:	/s/ Mark Walton

Name:	Mark Walton
Title:	Assistant Vice President